SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008
PINNACLE BANCSHARES, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	1-12707	72-1370314

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
1811 Second Avenue, Jasper, Alabama 35502-1388

(Address of Principal Executive Offices)
(205) 221-4111

Registrant’s telephone number, including area code
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On February 14, 2008, Pinnacle Bancshares, Inc. issued a press release to announce that its common stock will be voluntarily withdrawn from listing on the American Stock Exchange (“AMEX”) effective prior to the opening of trading on February 15, 2008. Thereafter, the Company currently expects that its shares will be quoted on the OTC Bulletin Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosures
On February 14, 2008, the Company also announced approval by its Board of Directors of a stock repurchase program. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1 — Press Release dated February 14, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE BANCSHARES, INC.
Date: February 14, 2008	By:	/s/ Robert B. Nolen, Jr.
Robert B. Nolen, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated February 14, 2008.